UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 21, 2026
Date of Report (date of earliest event reported)
DROPBOX, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1800 Owens St.
San Francisco, California 94158
(Address of principal executive offices)
(415) 930-7766
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	DBX	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 21, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Dropbox, Inc. (the “Company”), the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026: (1) to elect seven directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2026; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) to approve an amendment and restatement of the Company’s articles of incorporation to waive jury trials for internal actions, together with contextual and other ministerial changes.

All nominated directors were elected, and proposals 2, 3 and 4 were approved by the required stockholder vote. The final voting results with respect to each proposal are as set forth below.

(1) Proposal for election of seven directors:

	For	Withhold	Broker Non-Votes
Lisa Campbell	814,113,740	70,388,400	7,504,514
Andrew W. Houston	846,246,817	38,255,323	7,504,514
Warren Jenson	838,943,164	45,558,976	7,504,514
Andrew Moore	883,103,191	1,398,949	7,504,514
Abhay Parasnis	882,991,036	1,511,104	7,504,514
Karen Peacock	764,234,894	120,267,246	7,504,514
Michael Seibel	880,713,655	3,788,485	7,504,514

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2026:

For	Against	Abstain
889,057,414	2,875,768	73,472

(3) Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
878,049,859	6,378,683	73,598	7,504,514

(4) Proposal to approve an amendment and restatement of our articles of incorporation to waive jury trials for internal actions, together with contextual and other ministerial changes:

For	Against	Abstain	Broker Non-Votes
857,730,370	26,626,140	145,630	7,504,514

The complete text of our Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Articles of Incorporation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026

Dropbox, Inc.
/s/ William Yoon
William Yoon
Chief Legal Officer